UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

21 Firstfield Road, Gaithersburg, Maryland 20878

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement

On August 8, 2023, Novavax, Inc. (the “Company”) and SK bioscience Co., Ltd. (“SK”) entered into a Settlement Agreement and General Release (the “Settlement Agreement”) regarding mutual release by the parties of all claims arising from or in relation to certain statements of work canceled by the Company (as described below, the “Subject SOWs”) under the Development and Supply Agreement dated August 11, 2020 (“DSA”) and the Collaboration and License Agreement, dated February 12, 2021 as amended on December 23, 2021 and July 1, 2022 (“CLA”, collectively the “Business Agreements”), and other statements or work under the Business Agreements, in each case, in connection with the cessation of all drug substance and drug product manufacturing activity at SK for supply to the Company.

In connection with the Settlement Agreement, the Company cancelled the Subject SOWs with written notice to SK on May 22, 2023, including (i) Statement of Work No. 1 dated as of December 23, 2021 as amended to date under the CLA; (ii) Statement of Work No. 5 dated as of July 18, 2022 under the DSA; and (iii) Statement of Work No. 6 dated as of July 18, 2022, and as amended as of December 28, 2022 under the DSA.

Pursuant to the Settlement Agreement, the Company is responsible for payment of $149.75 million (the “Settlement Payment”) to SK in connection with cancellation of manufacturing activity for the Subject SOWs under the Business Agreements, of which (i) $130.4 million is to be paid on or before August 10, 2023 and (ii) the remaining balance is to be paid in on or before November 15, 2023. Under the Settlement Agreement, the Company and SK will agree to a wind down plan with respect to the remaining products, materials and equipment under the Subject SOWs.

Under the Settlement Agreement, the Company and SK agreed to remove certain restrictions under the CLA that have been triggered by the launch of SK’s competing vaccine SKYCovione™ in the Republic of Korea. In addition, the Company agreed to (i) grant and extend the term of an exclusive license to SK under the CLA for the exploitation of antigen and vaccine products utilizing Company’s proprietary coronavirus vaccine antigens and Matrix-M adjuvant in the Republic of Korea until February 12, 2029 and (ii) grant a non-exclusive license to SK under the CLA for exploitation of antigen and vaccine products utilizing Company’s proprietary coronavirus vaccine antigens and Matrix-M adjuvant in Thailand and Vietnam until June 30, 2028.

The foregoing description of the material terms of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, which will be filed with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Securities Purchase Agreement

On August 8, 2023, the Company also entered into a Securities Subscription Agreement (the “Subscription Agreement”) with SK, pursuant to which the Company agreed to sell and issue to SK, in a private placement (the “Private Placement”), 6,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Shares”) at a price of $13.00 per share for aggregate gross proceeds to the Company of approximately $84.5 million. The closing of the Private Placement is anticipated to occur on August 10, 2023 (the “Closing”), subject to the satisfaction of customary closing conditions.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement, which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the parties’ entry into the Settlement Agreement, the Company and SK terminated Statement of Work No. 1 dated as of December 23, 2021 as amended to date.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 1.02.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Shares set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02. The Company will issue the Shares to SK in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The offer and sale of the Shares have not been registered under the Securities Act.

This Current Report on Form 8-K includes forward-looking statements including the expected timing of the Closing. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, among others, those related to market conditions and satisfaction of customary closing conditions related to the Private Placement. Further, any forward-looking statement speaks only as of the date when it is made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise. In addition, the Company cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Subscription Agreement, dated as of August 8, 2023, between Novavax, Inc. and SK bioscience Co., Ltd.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: August 8, 2023	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary